HMN FINANCIAL, INC.
101 North Broadway
Spring Valley, Minnesota 55975
Phone 507-346-7345
Fax 507-346-1111



NEWS RELEASE   CONTACT:  James B. Gardner,
                         Executive Vice President
                         HMN Financial, Inc. (507) 346-7345
                         FOR IMMEDIATE RELEASE


HMN FINANCIAL, INC. ANNOUNCES QUARTERLY RESULTS
-----------------------------------------------


EARNINGS SUMMARY                   Three Months Ended March 31,
                                   ---------------------------
                                       1997            1996
                                   -----------     -----------
Net income                         $1,474,480       1,586,691
Earnings per common share
  and common share equivalent            0.38            0.33
Return on average assets                 1.09%           1.18%
Return on average common equity          7.43%           6.91%
Book value per share                   $18.71           17.54

     SPRING VALLEY, MINNESOTA, April 17, 1997 . . . HMN Financial, Inc. (HMN) (NASDAQ:HMNF), the $553 million holding company for Home Federal Savings Bank (the Bank), today reported net income of $1.5 million for the first quarter of 1997, down 7.1%, from $1.6 million for the first quarter of 1996. Earnings per common share were $0.38 for the first quarter of 1997, up 15.2% from $0.33 for the first quarter of 1996. Return on average assets was 1.09%, down from 1.18% in the first quarter of 1996. Return on average equity was 7.43% for the first quarter of 1997 compared to 6.91% for the same quarter in 1996. Book value per share was $18.71 at March 31, 1997, an increase of $1.17, or 6.7%, from March 31, 1996. The 15.2% increase in earnings per share for the first quarter of 1997 was primarily due to HMN's repurchase of its common stock during 1996 and 1997.

     Net income for the first quarter of 1997 decreased by $112,000 compared to the first quarter of 1996 due primarily to a $132,000 increase in non-interest expense. The increase in non-interest expense was principally due to an increase in HMNs work force related to opening a mortgage banking office in Eden Prairie, Minnesota, annual compensation



                                          ... more
increases in the Bank, increased occupancy costs related to the mortgage banking office and increased depreciation due to retail bank office remodeling.

     Net interest income was $3.9 million for both the first quarter of 1997 and the first quarter of 1996. Net interest income for the two periods remained similar despite an increase of $7.2 million in interest earning assets due to a decrease in the net interest margin. Net average interest-earning assets for the first quarter of 1997 were $74.1 million, a decrease of $15.0 million, or 16.8%, from $89.1 million for the same quarter in 1996. Throughout 1996 and into 1997, HMN has been repurchasing its own common stock in the open market at an average price that is less than its current book value. The balance sheet impact of the stock repurchase program has been to reduce equity and replace it with additional interest-bearing liabilities. During the same period, HMN also started to invest in non-interest earning assets such as mortgage servicing rights. As a result of these actions, even as HMN increased in total assets, its net interest-earning assets actually decreased, which in turn caused net interest margin to decline from the first quarter of 1996 to the first quarter of 1997.

     Non-interest income was $698,000 for the first quarter of 1997 a slight decrease from $701,000 of non-interest income for the first quarter of 1996. Due to changes in market conditions securities gains, net decreased by $230,000 and were partially offset by increased fee income of $19,000, increased gains recognized on the sale of loans of $148,000, and a $60,000 increase in income generated from a mortgage servicing partnership.

     As of March 31, 1997 HMN transferred $1.3 million of securities classified as held to maturity to available for sale because it no longer has the intent to hold the securities to maturity. After the transfer all of HMN's securities were classified as available for sale.

     As previously announced, HMN completed its stock program in January 1997 with the purchase of 224,334 shares of common stock from the open market.

     HMN Financial, Inc. and Home Federal Savings Bank are headquartered in Spring Valley, Minnesota. The Bank operates seven offices in southern Minnesota and a mortgage banking office in Eden Prairie, Minnesota.

     (Three pages of selected consolidated financial information are included with this release.)
                                ***END***


                       HMN FINANCIAL, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets
                                   (unaudited)

              ASSETS                         March 31,  December 31,
                                              1997         1996
                                            ----------- ------------
Cash and cash equivalents                 $ 12,754,058   10,583,717
Securities available for sale:
   Mortgage-backed and related securities
    (amortized cost $126,570,616
     and $134,474,167)                     123,924,773  133,355,278
   Other marketable securities
    (amortized cost $56,174,663
     and $42,360,499)                       56,223,639   42,474,810
                                           -----------  -----------
                                           180,148,412  175,830,088
                                           -----------  -----------
Securities held to maturity:
   Mortgage-backed and related securities
      (estimated market value $0
       and $1,904,993)                               0    1,805,744
   Other marketable securities
      (estimated market value $0
       and $1,000,550)                               0      999,812
                                           -----------  -----------
                                                     0    2,805,556
                                           -----------  -----------

Loans held for sale                          1,060,571      739,316
Loans receivable, net                      341,104,076  349,022,236
Federal Home Loan Bank stock, at cost        5,627,100    5,434,000
Real estate, net                               105,578       20,610
Premises and equipment, net                  3,961,454    3,581,497
Accrued interest receivable                  2,917,906    3,415,152
Deferred income taxes                           46,038            0
Prepaid expenses and other assets            5,295,539    3,299,427
                                           -----------  -----------
      Total assets                       $ 553,020,732  554,731,599
                                           ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                 $ 364,122,660  362,476,944
Federal Home Loan Bank advances            105,721,447  106,078,589
Accrued interest payable                     1,476,598    1,542,773
Advance payments by borrowers for
 taxes and insurance                           799,372      518,911
Accrued expenses and other liabilities       2,129,007    2,014,938
                                           -----------  -----------
      Total liabilities                    474,249,084  472,632,155
                                           -----------  -----------
Commitments and contingencies
Stockholders' equity:
   Serial preferred stock: authorized
      500,000 shares; issued and
      outstanding none                               0            0
   Common stock ($.01 par value):
      authorized 7,000,000
      shares; issued 6,085,775 shares           60,858       60,858
   Additional paid-in capital               59,491,535   59,428,768
   Retained earnings, subject to
     certain restrictions                   56,119,867   54,645,387
   Net unrealized loss on securities
     available for sale                     (1,506,685)    (598,045)
   Unearned employee stock ownership
     plan shares                            (4,842,460)  (4,938,520)
   Unearned compensation restricted
     stock awards                             (736,115)    (793,289)
   Treasury stock, at cost 1,875,949
     and 1,651,615 shares                  (29,815,352) (25,705,715)
                                           -----------  -----------
      Total stockholders' equity            78,771,648   82,099,444
                                           -----------  -----------
    Total liabilities and stockholders'
      equity                             $ 553,020,732  554,731,599
                                           ===========  ===========

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                        Consolidated Statements of Income
                                   (unaudited)

                                              Three Months Ended
                                                  March 31,
                                            1997             1996
                                         ---------------------------
Interest Income:
   Loans receivable                    $ 6,908,242         6,138,747
   Securities available for sale:
     Mortgage-backed and related
       securities                        2,189,210         2,773,690
     Other marketable securities           585,242           404,845
   Securities held to maturity:
     Mortgage-backed and related
       securities                           33,400           267,023
     Other marketable securities            10,032            43,448
   Cash equivalents                         82,160           103,718
   Other                                    94,961            63,981
                                        ----------        ----------
      Total interest income              9,903,247         9,795,452
                                        ----------        ----------
Interest expense:
   Deposits                              4,572,798         4,818,284
   Federal Home Loan Bank advances       1,451,400         1,061,861
                                        ----------        ----------
      Total interest expense             6,024,198         5,880,145
                                        ----------        ----------
        Net interest income              3,879,049         3,915,307
Provision for loan losses                   75,000            75,000
                                        ----------        ----------
        Net interest income after
          provision for loan losses      3,804,049         3,840,307
                                        ----------        ----------
Non-interest income:
   Fees and service charges                 96,412            77,516
   Securities gains (losses), net          270,917           500,550
   Gain on sales of loans                  153,450             5,949
   Other                                   177,515           117,389
                                        ----------        ----------
      Total non-interest income            698,294           701,404
                                        ----------        ----------
Non-interest expense:
   Compensation and benefits             1,315,987         1,105,995
   Occupancy                               241,147           196,782
   Federal deposit insurance premiums       58,977           209,792
   Advertising                              78,137            72,685
   Data processing                         124,529           128,453
    Provision for real estate losses         2,000                 0
   Other                                   293,665           269,113
                                        ----------        ----------
      Total non-interest expense         2,114,442         1,982,820
                                        ----------        ----------
      Income before income tax expense   2,387,901         2,558,891
Income tax expense                         913,421           972,200
                                        ----------        ----------
      Net income                      $  1,474,480         1,586,691
                                        ==========        ==========
Earnings per common share and
  common share equivalents            $       0.38              0.33
                                        ==========        ==========

                     HMN FINANCIAL, INC. AND SUBSIDIARIES
                  Selected Consolidated Financial Information
                                  (unaudited)

                                            Three Months Ended
Selected Financial Data:                  March 31,    March 31,
(dollars in thousands,                      1997         1996
 except per share date)                  -----------------------

I. OPERATING DATA:
    Interest income                      $ 9,903         9,795
    Interest expense                       6,024         5,880
    Net interest income                    3,879         3,915

II. AVERAGE BALANCES:
    Assets <F1>                          549,725       540,061
    Loans receivable, net                344,925       311,126
    Mortgage-backed and related
      securities <F1>                    173,239       173,687
    Interest earnings assets <F1>        537,929       530,733
    Interest bearing liabilities         463,787       441,592
    Equity <F1><F2>                       80,534        92,312

III.PERFORMANCE RATIOS: <F1>
    Return on average assets
      (annualized)<F1>                      1.09%         1.18%
    Interest rate spread information:
      Average during period<F1>             2.20          2.08
      End of period<F1>                     2.25          1.96
    Net interest margin<F1>                 2.92          2.97
    Ratio of operating expense to
      average total assets<F1>              1.56          1.48
    Return on average equity
      (annualized)<F1>                      7.43          6.91


                                      March 31,   Dec 31,   March 31,
                                        1997       1996       1996
                                    ----------------------------------
IV.ASSET QUALITY:
    Total non-performing assets      $  436         361       740
    Non-performing assets to
      total assets                     0.08%       0.07%     0.14%
    Non-performing loans to total
      loans receivable, net            0.10        0.10      0.15
    Allowance for loan losses        $2,423       2,341     2,264
    Allowance for loan losses to
      total assets                     0.44%       0.42%     0.42%
    Allowance for loan losses to
      total loans receivable, net      0.71        0.67      0.74
    Allowance for loan losses to
      non-performing loans           742.11      691.84    486.31

V. BOOK VALUE PER SHARE:
    Book value per share excluding
     net unrealized loss on securities
     available for sale              $19.07       18.65     17.73
    Book value per share              18.71       18.52     17.54



                                     Three                    Three
                                     Months        Year       Months
                                     Ended        Ended       Ended
                                    March 31,     Dec 31,    March 31,
                                     1997          1996        1996
                                  -------------------------------------

VI. CAPITAL RATIOS
    Stockholders' equity to total
      assets, at end of period       14.24%        14.80%      16.77%

    Average stockholders' equity
      to average assets <F1><F2>     14.65         16.12       17.09
    Ratio of average interest-
      earning assets to average
      interest-bearing
      liabilities<F1>               115.99        118.87      120.19

<F1> Average balances were calculated based upon amortized cost without the market value impact of SFAS 115.
<F2> Average equity and average equity/average asset ratio decreasing due in part by a repurchase of 869,785 shares of common stock during 1996 and 224,334 shares repurchased during the first quarter of 1997.
